                                              Washington, D.C.  20549

                                                      FORM 8-K
                                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 21, 2002

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
                        ---------------------------------------------------------------------
                               (Exact name of registrant as specified in its charter)

                Delaware                                  1-9618                          36-3359573
   ------------------------------------          --------------------------        ------------------------
     (State or other jurisdiction of               (Commission File No.)               (I.R.S. Employer
     incorporation or organization)                                                   Identification No.)

   4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                  60555
   --------------------------------------------------------                        -------------------------
         (Address of principal executive offices)                                         (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 9.    REGULATION FD DISCLOSURE

On August 21, 2002, each of the Principal  Executive Officer,  John R. Horne, and Principal  Financial Officer,  Robert C. Lannert,  of
Navistar  International  Corporation  submitted  to the  Securities  and Exchange  Commission  ("SEC") a written  statement  under oath pursuant to SEC Order No. 4-460.  A copy of each of these statements is attached hereto as an exhibit (99.1 and 99.2).

                                                              SIGNATURES
                                                              ----------

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
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          Registrant

Date:    August 21, 2002                    /s/  Mark T. Schwetschenau
                                            ----------------------------------------
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)

                                                           INDEX TO EXHIBITS
                                                           -----------------

Exhibit No.        Description                                                                                   Page
-----------        -----------                                                                                   ----
   99.1            Statement Under Oath of Principal Executive Officer dated August 21, 2002.                     E-1

   99.2            Statement Under Oath of Principal Financial Officer dated August 21, 2002.                     E-2